UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2015

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 2nd Avenue, Seattle, Washington	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously announced, on November 10, 2014, Dendreon Corporation (the “Company”) and its wholly owned subsidiaries, Dendreon Holdings, LLC, Dendreon Distribution, LLC and Dendreon Manufacturing, LLC (collectively, together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On February 19, 2015, as previously disclosed, the Debtors, Valeant Pharmaceuticals International, Inc. (“Valeant”) and Drone Acquisition Sub Inc., a wholly-owned direct subsidiary of Valeant (the “Purchaser”), entered into a second amended and restated acquisition agreement (the “Acquisition Agreement”) pursuant to which the Purchaser agreed to acquire substantially all of the assets and certain liabilities of the Debtors (the “Sale Transaction”) for an aggregate purchase price of $495 million (which includes the purchase of $80 million in cash, for an effective increase of $15 million over the previously agreed purchase price for the purchase of certain additional assets of the Debtors), comprised of a cash payment of $445.5 million payable at closing and $49.5 million payable in common shares of Valeant to be issued to the Company on the date of effectiveness of a plan of liquidation or reorganization in the Chapter 11 Cases and subsequently distributed to creditors in accordance with such plan and the terms of the Acquisition Agreement. As previously disclosed, on February 20, 2015, the Bankruptcy Court approved an order authorizing the Sale Transaction with the Purchaser pursuant to the Acquisition Agreement (the “Sale Order”). A copy of the Sale Order as attached as Exhibit 99.1.

On February 23, 2015, the Company completed the Sale Transaction. With the closing of the Sale Transaction, the Debtors have completed the disposition of substantially all of their assets, including all PROVENGE® assets and all assets related to the Debtors’ enteric coated D-3263 hydrochloride product candidate.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the closing of the Sale Transaction and in anticipation of the winding down of the Debtors’ affairs, on February 19, 2015, Dennis M. Fenton, PhD and Bogdan Dziurzynski resigned from the board of directors of the Company, effective as of the closing of the Sale Transaction.

Item 7.01.	Regulation FD Disclosure.

The disclosure under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Statements Regarding the Chapter 11 Cases

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The Bankruptcy Court has entered an order that places limitations on trading in the Company’s common stock, including options and certain other rights to acquire common stock, and certain instruments convertible into common stock, during the pendency of the bankruptcy proceedings.

A plan of reorganization or liquidation will likely result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan. The purchase price paid by the Purchaser in connection with the closing of the Sale Transaction does not exceed the Company’s prepetition obligations to creditors, and therefore subsequent liquidation under a Chapter 11 plan would provide no recovery for the Company’s equity securityholders.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto (collectively, this “Current Report”) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not statements of historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are often used to identify forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter 11 process or to maintain contracts that are critical to the Company’s wind-down of its affairs, the outcome or timing of the Chapter 11 process, the effect of the Chapter 11 Cases or the Sale Transaction on the Company’s relationships with third parties, regulatory authorities and employees in connection with the Company’s wind-down of its affairs, proceedings that may be brought by third parties in connection with the Chapter 11 process, the ability of the Company to fund the wind-down of its affairs and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/dendreon or 844-794-3479. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company is currently unable to prepare pro forma financial information reflecting the transactions described in Item 2.01 of this Current Report without unreasonable effort or expense and thus such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended. As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d) Exhibits

99.1	Sale Order, entered February 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

Date: February 23, 2015	By:	/s/ Robert L. Crotty
		Name:	Robert L. Crotty
		Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Sale Sale Order, entered February 20, 2015